DIREXION SHARES ETF TRUST

The maximum annualized fee rate pursuant to Paragraph 1 of the Direxion Shares ETF Trust Distribution Plan shall be 0.25% for the following Funds:

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF
Direxion Bitcoin Strategy Bear ETF
Direxion Ether Strategy ETF
Direxion Ether Strategy Bear ETF
Direxion Concentrated Energy ETF
Direxion Daily Concentrated Energy Bear 1X Shares
Direxion Daily Concentrated Energy Bull 2X Shares
Direxion Daily Concentrated Energy Bear 2X Shares
Direxion Concentrated Homebuilders & Supplies ETF
Direxion Daily Concentrated Homebuilders & Supplies Bear 1X Shares
Direxion Daily Concentrated Homebuilders & Supplies Bull 2X Shares
Direxion Daily Concentrated Homebuilders & Supplies Bear 2X Shares
Direxion Concentrated Semiconductors ETF
Direxion Daily Concentrated Semiconductors Bear 1X Shares
Direxion Daily Concentrated Semiconductors Bull 2X Shares
Direxion Daily Concentrated Semiconductors Bear 2X Shares
Direxion Concentrated Electric and Autonomous Vehicles ETF
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 1X Shares
Direxion Daily Concentrated Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 2X Shares
Direxion Concentrated Solar Energy ETF
Direxion Daily Concentrated Solar Energy Bear 1X Shares
Direxion Daily Concentrated Solar Energy Bull 2X Shares
Direxion Daily Concentrated Solar Energy Bear 2X Shares
Direxion Concentrated Software ETF
Direxion Daily Concentrated Software Bear 1X Shares
Direxion Daily Concentrated Software Bull 2X Shares
Direxion Daily Concentrated Software Bear 2X Shares
Direxion Concentrated Biotech ETF
Direxion Daily Concentrated Biotech Bear 1X Shares
Direxion Daily Concentrated Biotech Bull 2X Shares
Direxion Daily Concentrated Biotech Bear 2X Shares
Direxion Concentrated Cybersecurity ETF
Direxion Daily Concentrated Cybersecurity Bear 1X Shares
Direxion Daily Concentrated Cybersecurity Bull 2X Shares
Direxion Daily Concentrated Cybersecurity Bear 2X Shares
Direxion Concentrated Gold Miners ETF
Direxion Daily Concentrated Gold Miners Bear 1X Shares
Direxion Daily Concentrated Gold Miners Bull 2X Shares
Direxion Daily Concentrated Gold Miners Bear 2X Shares
Direxion Concentrated Retail ETF
Direxion Daily Concentrated Retail Bear 1X Shares
Direxion Daily Concentrated Retail Bull 2X Shares
Direxion Daily Concentrated Retail Bear 2X Shares
Direxion Concentrated Technology ETF

Direxion Daily Concentrated Technology Bear 1X Shares
Direxion Daily Concentrated Technology Bull 2X Shares
Direxion Daily Concentrated Technology Bear 2X Shares

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Moonshot Innovators ETF
Direxion Work From Home ETF
Direxion NYSE FANG+ ETF
Direxion Hydrogen ETF
Direxion mRNA ETF
Direxion Electric and Autonomous Vehicles ETF

COMMODITY-RELATED FUNDS

Direxion Auspice Broad Commodity Strategy ETF
Direxion Coffee Strategy ETF
Direxion Daily Coffee Strategy Bear 1X Shares
Direxion Breakfast Commodities Strategy ETF
Direxion Daily Breakfast Commodities Strategy Bear 1X Shares
Direxion Copper Strategy ETF
Direxion Daily Copper Strategy Bear 1X Shares
Direxion Corn Strategy ETF
Direxion Daily Corn Strategy Bear 1X Shares
Direxion Soybeans Strategy ETF
Direxion Daily Soybeans Strategy Bear 1X Shares
Direxion Wheat Strategy ETF
Direxion Daily Wheat Strategy Bear 1X Shares
Direxion Sugar Strategy ETF
Direxion Daily Sugar Strategy Bear 1X Shares
Direxion Precious Metals Strategy ETF
Direxion Daily Precious Metals Strategy Bear 1X Shares

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily NYSE FANG+ Bear 1X Shares

Bitcoin Leveraged Funds

Direxion Daily Bitcoin Bull 1.25X Shares
Direxion Daily Bitcoin Bear 1.25X Shares
Direxion Daily Bitcoin Bull 1.5X Shares
Direxion Daily Bitcoin Bear 1.5X Shares
Direxion Daily Bitcoin Bull 1.75X Shares
Direxion Daily Bitcoin Bear 1.75X Shares
Direxion Daily Bitcoin Bull 2X Shares
Direxion Daily Bitcoin Bear 2X Shares

Ether Leveraged Funds

Direxion Daily Ether Bull 1.25X Shares
Direxion Daily Ether Bear 1.25X Shares
Direxion Daily Ether Bull 1.5X Shares
Direxion Daily Ether Bear 1.5X Shares
Direxion Daily Ether Bull 1.75X Shares
Direxion Daily Ether Bear 1.75X Shares
Direxion Daily Ether Bull 2X Shares
Direxion Daily Ether Bear 2X Shares

Single Stock Funds

Direxion Daily TSLA Bear 1X Shares
Direxion Daily META Bear 1X Shares
Direxion Daily NFLX Bear 1X Shares
Direxion Daily AAPL Bear 1X Shares
Direxion Daily MSFT Bear 1X Shares
Direxion Daily AMZN Bear 1X Shares
Direxion Daily GOOGL Bear 1X Shares
Direxion Daily NVDA Bear 1X Shares
Direxion Daily AMD Bear 1X Shares
Direxion Daily BAC Bear 1X Shares
Direxion Daily CVX Bear 1X Shares
Direxion Daily C Bear 1X Shares
Direxion Daily COP Bear 1X Shares
Direxion Daily XOM Bear 1X Shares
Direxion Daily CRM Bear 1X Shares
Direxion Daily EOG Bear 1X Shares
Direxion Daily OXY Bear 1X Shares
Direxion Daily WFC Bear 1X Shares
Direxion Daily JPM Bear 1X Shares
Direxion Daily TSLA Bull 1.5X Shares
Direxion Daily AAPL Bull 1.5X Shares
Direxion Daily MSFT Bull 1.5X Shares
Direxion Daily AMZN Bull 1.5X Shares
Direxion Daily GOOGL Bull 1.5X Shares
Direxion Daily AMD Bull 1.5X Shares
Direxion Daily AMD Bear 1.5X Shares

Direxion Daily BAC Bull 1.5X Shares
Direxion Daily BAC Bear 1.5X Shares
Direxion Daily CVX Bull 1.5X Shares
Direxion Daily CVX Bear 1.5X Shares
Direxion Daily C Bull 1.5X Shares
Direxion Daily C Bear 1.5X Shares
Direxion Daily COP Bull 1.5X Shares
Direxion Daily COP Bear 1.5X Shares
Direxion Daily XOM Bull 1.5X Shares
Direxion Daily XOM Bear 1.5X Shares
Direxion Daily CRM Bull 1.5X Shares
Direxion Daily CRM Bear 1.5X Shares
Direxion Daily EOG Bull 1.5X Shares
Direxion Daily EOG Bear 1.5X Shares
Direxion Daily OXY Bull 1.5X Shares
Direxion Daily OXY Bear 1.5X Shares
Direxion Daily WFC Bull 1.5X Shares
Direxion Daily WFC Bear 1.5X Shares
Direxion Daily JPM Bull 1.5X Shares
Direxion Daily JPM Bear 1.5X Shares

2X Funds

Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares
Direxion Daily NYSE FANG+ Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Global Clean Energy Bear 2X Shares
Direxion Daily Lithium & Battery Tech Bull 2X Shares
Direxion Daily Lithium & Battery Tech Bear 2X Shares
Direxion Daily E-Gaming Bull 2X Shares
Direxion Daily E-Gaming Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares
Direxion Daily Travel & Vacation Bear 2X Shares
Direxion Daily Software Bull 2X Shares
Direxion Daily Software Bear 2X Shares
Direxion Daily Oil Services Bull 2X Shares
Direxion Daily Oil Services Bear 2X Shares
Direxion Daily Rare Earth/Strategic Metals Bull 2X Shares
Direxion Daily Rare Earth/Strategic Metals Bear 2X Shares

Direxion Daily Aviation Bull 2X Shares
Direxion Daily Aviation Bear 2X Shares
Direxion Daily Metal Miners Bull 2X Shares
Direxion Daily Metal Miners Bear 2X Shares
Direxion Daily S&P 500® Equal Weight Bull 2X Shares
Direxion Daily S&P 500® Equal Weight Bull 2X Shares
Direxion Daily China Technology Bull 2X Shares
Direxion Daily China Technology Bear 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bear 2X Shares
Direxion Daily TIPS Bull 2X Shares
Direxion Daily TIPS Bear 2X Shares
Direxion Daily Crypto Industry Bull 2X Shares
Direxion Daily Crypto Industry Bear 2X Shares
Direxion Daily Transformative Tech 100 Bull 2X Shares
Direxion Daily Transformative Tech 100 Bear 2X Shares

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares

Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares
Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares
Direxion Daily S&P 500® High Beta Bear 3X Shares

Up to 0.25% of average daily net assets. The current authorized maximum annualized fee is 0% of average daily net assets.

Last Updated: May 17, 2023